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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2006 (March 31, 2006)

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                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

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
                 New York                                  1-5452                                15-0405700
     (State or other jurisdiction of              (Commission File Number)            (IRS Employer Identification No.)
              incorporation)


          163-181 Kenwood Avenue, Oneida, New York                                        13421
          (Address of principal executive offices)                                     (Zip Code)

       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                  (b) On March 31, 2006, Terry G. Westbrook, resigned his position as Chief Executive Officer as of May 31, 2006.

                        Mr. Westbrook will remain a member of the Company's Board of Directors (the "Board").

                        Certain of the information required by this Item 5.02(b) is also included in a press release dated April 6, 2006, which is attached as an exhibit to this Form.

                  (c) Further, Mr. James E. Joseph was appointed President of the Company effective May 31, 2006.

                        Mr. Joseph, age 44, has been with the Company since April 4, 1988, serving in various management positions including Senior Vice President and General Manager of the Foodservice Division, Senior Vice President and Managing Director of International Operations and, most recently, as Executive Vice President, Worldwide Sales and Marketing since April 2005.

                        No family relationship exists among Mr. Joseph and any of the Company's other executive officers or directors, nor does Mr. Joseph have any relationships or transactions with the Company or any of its subsidiaries other than his employment by the Company. Mr. Joseph and the Company are in the process of negotiating an employment agreement covering the terms and conditions of Mr. Joseph's employment in the capacity of President. The Company contemplates that this employment agreement will be finalized within the next few weeks. Other than the employment agreement that will be executed between Mr. Joseph and the Company, there is no arrangement or understanding pursuant to which Mr. Joseph was selected as President of the Company.

                        Certain of the information required by this Item 5.02
                        (c) is also included in a press release dated April 6, 2006, which is attached as an exhibit to this Form.


ITEM 9.01.        FINANCIAL STATEMENTS & EXHIBITS.

                  (c.)  Exhibits


                        EXHIBIT 99.1      Press Release dated April 6, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ONEIDA LTD.

                                               By: /s/ ANDREW G. CHURCH
                                                   --------------------
                                                       Andrew G. Church
                                                       Senior Vice President &
                                                       Chief Financial Officer

Dated: April 6, 2006